UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed by Global Eagle Entertainment Inc. (“we” or the “Company”) in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 14, 2016 (the “November 2016 Form 8-K”), on November 8, 2016, the Company entered into an Investment Agreement (the “Shareco Investment Agreement”) with Shareco Group of America, Inc. (“Shareco America”) and, for limited purposes set forth therein, HNA Group Co., Ltd. (“HNA”), Beijing Shareco Technologies Co., Ltd. (together with Shareco America, “Shareco”) and Bluefocus (Beijing) Investment Management Co., Ltd.

On July 25, 2017, the Company and Shareco terminated the Shareco Investment Agreement as a result of the parties’ inability to obtain the required approval of the Committee on Foreign Investment in the United States (CFIUS) prior to the outside date under the Shareco Investment Agreement. As a result of this termination, the other related agreements that we entered into in connection with the Shareco Investment Agreement and that we described in the November 2016 Form 8-K also terminated in accordance with their terms. Notwithstanding the termination of the Shareco Investment Agreement and its related agreements, we and Shareco continue to perform under a pre-existing commercial agreement for our provision of inflight-entertainment-and-connectivity (IFEC) equipment and services to Hainan Airlines, Beijing Capital Airlines and Yangtze River Airlines, all of which are HNA-affiliated airlines.

The Company and HNA continue to discuss opportunities to expand their relationship in the Chinese market for IFEC equipment and services. We do not plan to provide any updates regarding these discussions unless and until such time as we deem it appropriate and/or if so required by law, and we provide no assurance that these discussions will result in a definitive agreement or as to what the terms of any such definitive agreement may be.

Item 7.01	Regulation FD Disclosure.

Under its Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017 (the “Amendment”) (previously described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2017), the Company agreed to furnish or file its cash and revolving-credit-facility outstanding balance amounts in a Current Report on Form 8-K on a bi-weekly basis until it has filed its 2016 Annual Report on Form 10-K.

As of July 25, 2017:

•	The Company’s consolidated cash balance was approximately $61 million, of which approximately $30 million was held by its non-U.S. subsidiaries.

•	The outstanding principal balance under the Company’s revolving credit facility was $50 million.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Concerning Forward-Looking Statements

We make forward-looking statements in this Current Report on Form 8-K within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events and may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made, and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Some factors that could cause actual results to differ include: (i) the failure to reach an agreement with HNA following the continuing discussions between us and HNA and enter into any binding transaction documentation; (ii) the impact of any regulatory reviews (including CFIUS, if applicable) regarding any potential future transaction between the Company and HNA; (iii) if definitive agreements with respect to a transaction between the Company and HNA are entered into, the potential termination of those agreements in accordance with their terms or the inability to complete such transaction due to the failure to satisfy all conditions thereto; (iv) uncertainties as to the future operating and financial condition of the Company; (v) difficulties or unanticipated expenses in connection with any potential transaction between HNA and the Company; (vi) the Company’s ability to enforce the terms of any definitive agreements entered into with HNA in accordance with their terms, including as a result of potential difficulties in obtaining and enforcing legal judgments in foreign jurisdictions, including China; (vii) the risk that any potential transaction with HNA disrupts any of the Company’s current plans and operations, including the potential loss of any existing customer, supplier or other vendor relationships in China and elsewhere; (viii) the impact of any potential transaction with HNA on the pre-existing commercial agreement between the Company and Shareco for the provision of IFEC equipment and services; and (ix) the impact of any changes in general economic, market, political, legal and regulatory conditions. Actual results or outcomes also may differ materially from those implied by the forward-looking statements as a result of the impact of a number of other factors, many of which are discussed in more detail in the public reports of the Company filed or to be filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: July 25, 2017